2019 4th Quarter Conference Call

February 25, 2020


HELIX
HELIX
Q7000

Helix ENERGY SOLUTIONS

FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements that involve risks, uncertainties and assumptions that could cause our results to differ materially from those expressed or implied by such forward-looking statements. All statements, other than statements of historical fact, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, any statements regarding our strategy; any statements regarding visibility and future utilization; any projections of financial items; any statements regarding future operations expenditures; any statements regarding the plans, strategies and objectives of management for future operations; any statements regarding our ability to enter into and/or perform commercial contracts; any statements concerning developments; any statements regarding future economic conditions or performance; any statements of expectation or belief; and any statements of assumptions underlying any of the foregoing. Forward-looking statements are subject to a number of known and unknown risks, uncertainties and other factors that could cause results to differ materially from those in the forward-looking statements, including but not limited to market conditions; results from acquired properties; demand for our services; the performance of contracts by suppliers, customers and partners; actions by governmental and regulatory authorities; operating hazards and delays, which include delays in delivery, chartering or customer acceptance of assets or terms of their acceptance; our ultimate ability to realize current backlog; employee management issues; complexities of global political and economic developments; geologic risks; volatility of oil and gas prices and other risks described from time to time in our reports filed with the Securities and Exchange Commission ("SEC"), including our most recently filed Annual Report on Form 10-K and in our other filings with the SEC, which are available free of charge on the SEC's website at www.sec.gov. We assume no obligation and do not intend to update these forward-looking statements except as required by the securities laws.

Social Media

From time to time we provide information about Helix on social media, including:

- Twitter: @Helix_ESG
- LinkedIn: www.linkedin.com/company/helix-energy-solutions-group
- Facebook: www.facebook.com/HelixEnergySolutionsGroup
- Instagram: www.instagram.com/helixenergysolutions

PRESENTATION OUTLINE



Executive Summary


HELIX ENERGY
12305
D-55
21
55
D-55
D-55

EXECUTIVE SUMMARY

($ in millions, except per share data)	Three Months Ended			Year Ended	
	12/31/19	12/31/18	9/30/19	12/31/19	12/31/18
Revenues	$ 171	$ 158	$ 213	$ 752	$ 740
Gross profit	$ 27	$ 14	$ 55	$ 138	$ 122
	16%	*9%*	*26%*	*18%*	*16%*
Net income (loss)	$ 8	$ (14)	$ 32	$ 58	$ 29
Diluted earnings (loss) per share	$ 0.05	$ (0.09)	$ 0.21	$ 0.38	$ 0.19
Adjusted EBITDA[1]					
Business segments	$ 47	$ 36	$ 76	$ 222	$ 206
Corporate, eliminations and other	(14)	(13)	(10)	(42)	(44)
Adjusted EBITDA[1]	$ 33	$ 23	$ 66	$ 180	$ 162
Cash and cash equivalents[2]	$ 208	$ 279	$ 286	$ 208	$ 279
Cash flows from operating activities	$ 80	$ 46	$ 57	$ 170	$ 197

[1] Adjusted EBITDA is a non-GAAP financial measure. See non-GAAP reconciliations on slide 26.
[2] Excludes restricted cash of $54 million as of 12/31/19.

Full Year 2019

- Net income of $58 million, $0.38 per diluted share, compared to $29 million, $0.19 per diluted share, in 2018
- Adjusted EBITDA[1] of $180 million compared to $162 million in 2018
- Operating cash flows of $170 million compared to $197 million in 2018
- Free Cash Flow[1] of $31 million compared to $60 million in 2018

Q4 2019

- Net income of $8 million, $0.05 per diluted share, compared to $32 million, $0.21 per diluted share, in Q3 2019 and a net loss of $(14) million, $(0.09) per diluted share, in Q4 2018
- Adjusted EBITDA[1] of $33 million compared to $66 million in Q3 2019 and $23 million in Q4 2018
- Operating cash flows of $80 million compared to $57 million in Q3 2019 and $46 million in Q4 2018
- Free Cash Flow[1] of $(15) million compared to $39 million in Q3 2019 and $(36) million in Q4 2018

[1] Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. See non-GAAP reconciliations on slide 26.

Well Intervention

- Utilization of 92% across the well intervention vessel fleet
    - 95% in the GOM
    - 82% in the North Sea
    - 98% in Brazil
- 15K IRS and 10K IRS idle during quarter
- *Q7000* construction completed and delivered November 2019, in transit to Nigeria
- Completed abandonment of second Droshky well owned by Helix in the GOM

Robotics

- Robotics chartered vessels utilization 73%, including 55 spot vessel days
- ROVs, trenchers and ROVDrill utilization 41%
- 64 vessel trenching days during quarter

Production Facilities

- *Helix Producer 1* operated at full rates during quarter
- Residual revenue related to previous HFRS contract of $2 million linked to 2019 utilization of our Gulf of Mexico Well Intervention vessels by HWCG members
- Nominal production benefit

- Cash and cash equivalents of $208 million at 12/31/19
  - Excludes $54 million of restricted cash[1] at 12/31/19
- Liquidity[2] of approximately $380 million at 12/31/19
- Long-term debt[3] of $406 million at 12/31/19 compared to $413 million at 9/30/19
- Net debt[4] of $143 million at 12/31/19 compared to $127 million at 9/30/19

[1] Restricted cash of $54 million pledged as collateral at 12/31/19 for a short-term project-related letter of credit
[2] Liquidity at 12/31/19 is calculated as the sum of cash and cash equivalents ($208 million) plus available capacity under our revolving credit facility ($171 million) and excludes restricted cash of $54 million; amounts may not add due to rounding
[3] Net of unamortized discounts and issuance costs
[4] Net debt at 12/31/19 is calculated as long-term debt ($406 million) less cash and cash equivalents ($208 million) and less restricted cash ($54 million); amounts may not add due to rounding

Operational Highlights by Segment


HELIX
ENERGY SOLUTIONS

BUSINESS SEGMENT RESULTS

($ in millions)	Three Months Ended									Year Ended					
	12/31/19			12/31/18			9/30/19			12/31/19			12/31/18		
Revenues															
Well Intervention	$	142		$	115		$	170		$	593		$	561	
Robotics		35			38			52			172			159	
Production Facilities		17			16			14			61			64	
Intercompany Eliminations		(23)			(11)			(23)			(74)			(44)	
Total	$	171		$	158		$	213		$	752		$	740	
Gross profit (loss), %															
Well Intervention	$	20	14%	$	8	7%	$	41	24%	$	104	18%	$	101	18%
Robotics		1	4%		-			11	21%		16	9%		(5)	-3%
Production Facilities		6	37%		6	40%		3	25%		19	31%		28	43%
Eliminations and other		-			-			-			(2)			(2)	
Total[1]	$	27	16%	$	14	9%	$	55	26%	$	138	18%	$	122	16%
Utilization															
Well Intervention vessels		92%			79%			97%			89%			83%	
Robotics vessels		73%			78%			96%			87%			76%	
ROVs, trenchers and ROVDrill		41%			36%			44%			41%			37%	

[1] Amounts may not add due to rounding

Gulf of Mexico

- ***Q5000*** - 92% utilized in Q4; completed the abandonment of the second of four Droshky wells owned by Helix; performed 10K intervention work for two customers; began its five-year scheduled regulatory inspection on December 25
- ***Q4000*** - 98% utilized in Q4; performed abandonment work on two wells for one customer; performed production enhancement work on ten wells on two multi-well campaigns for another customer
- **15K IRS rental unit** – system idle in Q4
- **10K IRS rental unit** – system idle in Q4


HELIX
Q5000

North Sea

- ***Well Enhancer*** – 88% utilized in Q4; worked for one customer performing production enhancement on seven wells; performed diving operations for another customer; 11 day idle period between projects
- ***Seawell*** – 77% utilized in Q4; worked for two customers performing production enhancement on one well and abandonment operations on five wells; warm stacked at year-end
- ***Q7000*** – vessel delivered from shipyard in Singapore in November and in transit to Nigeria for initial project


SEAWELL

Brazil

- ***Siem Helix 1*** **–** 95% utilized in Q4; performed workover and production enhancement operations on four wells and abandonment scope on one well
- ***Siem Helix 2*** **–** 100% utilized in Q4; performed workover and performance enhancement operations on five wells


SIEM HELIX 1

ROBOTICS

Grand Canyon (North Sea) – 100% utilized in Q4 through charter expiration in mid-November; performed trenching operations

Grand Canyon II (Asia Pacific) – 100% utilized in Q4; performed ROV support projects for two customers in Malaysia

Grand Canyon III (North Sea) – 17% utilized in Q4; performed trenching operations

Spot Vessels – 26 days of spot vessel utilization on the *Ross Candies* in the GOM and 29 days on renewable energy projects in the UK

Trenching – 64 days of vessel trenching operations on Helix chartered vessels during Q4; 59 additional days trenching on third-party vessel



UTILIZATION



100%
80%
60%
40%
20%
0%
92%
97%
79%
73%
96%
78%
41%
44%
36%
Q4 2019
Q3 2019
Q4 2018
Well Intervention Vessels
Robotics Support Vessels
ROVs, Trenchers and ROVDrill

Well Intervention Vessels

- *Q5000*
- *Q4000*
- *Seawell*
- *Well Enhancer*
- *Siem Helix 1*[1]
- *Siem Helix 2*[1]
- *Q7000*[4]

Robotics Support Vessels

- *Grand Canyon*[1,3]
- *Grand Canyon II*[1]
- *Grand Canyon III*[1]
- Spot vessels[1]

ROVs, Trenchers and ROVDrill

- 45 ROVs[2]
- 1 ROVDrill unit[2]
- 4 Trenchers[2]

[1] Chartered vessels
[2] One ROV retired in Q4 2019; one trencher retired in Q2 2019; one ROV and one ROVDrill retired in Q4 2018
[3] *Grand Canyon* charter expired November 2019; Q4 2019 utilization calculated through expiration date
[4] *Q7000* delivered to Helix in Q4 2019 and in transit to Nigeria at 12/31/19; not included in Q4 2019 utilization calculation

Key Financial Metrics


CANYON III

DEBT INSTRUMENT PROFILE

Total funded debt[1] of $436 million at 12/31/19

- $125 million Convertible Senior Notes due 2022 – 4.25%
- $125 million Convertible Senior Notes due 2023 – 4.125%
- $33 million Term Loan – LIBOR + 3.25%
  - Quarterly amortization payments of approximately $0.9 million with a final balloon payment of $27 million at maturity in Q4 2021
- $64 million MARAD Debt – 4.93%
  - Semi-annual amortization payments
- $89 million Q5000 Loan – LIBOR + 2.50%[2]
  - Quarterly amortization payments of approximately $8.9 million with a final balloon payment of $80 million at maturity in Q2 2020

Principal Payment Schedule at 12/31/19
($ in millions)


$150
$100
$50
$0
$100
$37
$133
$133
$9
$24
2020
2021
2022
2023
2024
2025-2027
MARAD
CSN 2022
Term Loan
CSN 2023
Q5000 Loan

[1] Excludes unamortized debt discounts and debt issuance costs

[2] We have fixed through April 2020 the LIBOR interest rate on 75% of the Q5000 Loan at 1.51% utilizing interest rate swaps

DEBT & LIQUIDITY PROFILE


$800
$600
$400
$200
$0
$749
$255
$626
$269
$496
$229
$440
$161
$406
$143
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19
Long-term Debt[1]
Net Debt[2]
Liquidity[3]

Liquidity[3] of approximately $380 million at 12/31/19

1 Long-term debt is net of unamortized debt discounts and issuance costs

2 Net debt is calculated as long-term debt less cash and cash equivalents and restricted cash

3 Liquidity is calculated as the sum of cash and cash equivalents plus available capacity under our revolving credit facility; liquidity excludes restricted cash of $54 million pledged as collateral on a short-term project-related letter of credit

2020 Outlook



2020 OUTLOOK: FORECAST

($ in millions)	2020 Outlook		2019 Actuals	
Revenues	$	820 - 890	$	752
Adjusted EBITDA[1,2,3]		180 - 210		180
Free Cash Flow[1]		110 - 150		31
Capital Additions[4]		~ 50		161
Revenue Split:				
Well Intervention	$	670 - 712	$	593
Robotics		140 - 160		172
Production Facilities[3]		54 - 62		61
Eliminations		~ (44)		(74)
Total	**$**	**820 - 890**	**$**	**752**

1 Adjusted EBITDA and Free Cash Flow are non-GAAP financial measures. See non-GAAP reconciliations on slide 26

2 2020 Outlook and 2019 Actuals include an approximate $20 million reduction in EBITDA for mobilization costs paid in 2016-2017 for the Brazil contracts and expensed over the term of the contracts

3 2020 Outlook includes nominal benefit from oil and gas production related to our Droshky wells

4 2020 Outlook and 2019 Actuals include regulatory certification costs for our vessels and systems; 2019 Actuals includes capitalized interest; capitalized interest in 2020 Outlook is nominal

2020 OUTLOOK: KEY FORECAST DRIVERS / ASSUMPTIONS

- Total backlog at December 31, 2019 was approximately $796 million, including $568 million for Well Intervention
- *Q7000* – assumes good first-year utilization with break-in maintenance allowances
- *Seawell* and *Well Enhancer* – improved rates in 2020
- *Q4000* and *Q5000* – regulatory inspections for both vessels during Q1; otherwise expected strong utilization during 2020
- *Siem Helix 1* & *2* – stable operating performance; scheduled maintenance for both vessels in 2020
- Improved cost structure, lower trenching activity in Robotics

Gulf of Mexico

- ***Q4000*** – Completed multi-well campaign in early February; currently undergoing scheduled regulatory inspections; expected to be operational early March with contracted backlog into Q3 and good visibility during remainder of 2020
- ***Q5000*** – Began year undergoing scheduled regulatory inspections through mid-February; currently working in spot market through remainder of Q1; forecasted to begin 270-day commitment with BP in Q2
- 15K IRS rental unit – expected to perform one well with BP in Q2 with opportunities identified with other operators later in 2020
- 10K IRS rental unit – Available in spot market with limited visibility

North Sea

- ***Seawell*** – Mobilizing late February; expected to be operational early March with good utilization expected during remainder of 2020
- ***Well Enhancer*** – Operational during January; scheduled maintenance in February followed by contracted work through Q2; visibility during remainder of 2020
- ***Q7000*** – Commenced operations in Nigeria in January; contracted into Q2 with potential work through remainder of 2020

Brazil

- ***Siem Helix 1* and *2*** – working under contract for Petrobras; scheduled maintenance for *SH2* completed in February with minimal impact; scheduled maintenance for *SH1* in Q2

2020 OUTLOOK: ROBOTICS Q1 UPDATE

- ***Grand Canyon II*** (Asia Pacific) – currently contracted for ROV support project through Q1; identified prospects and expected good utilization during remainder of 2020
- ***Grand Canyon III*** (North Sea) – vessel currently performing trenching operations through Q1 followed by spot market opportunities; vessel will perform summer trenching campaign beginning May through Q3; opportunities identified during Q4
- ***Ross Candies*** (Gulf of Mexico) – expected 143 days of utilization through Q2; further opportunities identified during the second half of 2020
- **VOOs** (North Sea) – we are currently utilizing two vessels of opportunity on a renewable energy support project (UXO and boulder removal) expected to continue into Q4

2020 Capital additions are currently forecasted at approximately $50 million, consisting of the following:

- Growth Capex – $5 million related primarily to completion of the *Q7000* and related intervention system
- Maintenance Capex – $45 million primarily for regulatory certification costs on our vessels and systems

Balance Sheet

- Our total funded debt[1] level is expected to decrease by $100 million (from $436 million at December 31, 2019 to $336 million at December 31, 2020) as a result of scheduled principal payments

[1] Excludes unamortized debt discounts and issuance costs

Non-GAAP Reconciliations


HELIX
Huisman

NON-GAAP RECONCILIATIONS

($ in thousands, unaudited)	Three Months Ended			Year Ended	
	12/31/19	12/31/18	9/30/19	12/31/19	12/31/18
Adjusted EBITDA:					
Net income (loss)	$ 7,934	$ (13,747)	$ 31,622	$ 57,697	$ 28,598
Adjustments:					
Income tax provision	1,120	1,174	3,539	7,859	2,400
Net interest expense	2,129	3,007	1,901	8,333	13,751
Loss on extinguishment of long-term debt	-	-	-	18	1,183
Other (income) expense, net	(3,595)	3,099	2,285	(1,165)	6,324
Depreciation and amortization	28,300	27,183	27,908	112,720	110,522
Non-cash (gain) loss on equity investment	(1,613)	3,430	-	(1,613)	3,430
EBITDA	$ 34,275	$ 24,146	$ 67,255	$ 183,849	$ 166,208
Adjustments:					
Gain on disposition of assets, net	$ -	$ -	$ -	$ -	$ (146)
Realized losses from FX contracts not designated as hedging instruments	(998)	(908)	(982)	(3,761)	(3,224)
Other than temporary loss on note receivable	-	-	-	-	(1,129)
Adjusted EBITDA	$ 33,277	$ 23,238	$ 66,273	$ 180,088	$ 161,709
Free cash flow:					
Cash flows from operating activities	$ 79,792	$ 45,917	$ 57,316	$ 169,669	$ 196,744
Less: Capital expenditures, net of proceeds from sale of assets	(95,218)	(81,652)	(18,153)	(138,304)	(137,058)
Free cash flow	$ (15,426)	$ (35,735)	$ 39,163	$ 31,365	$ 59,686

We define EBITDA as earnings before income taxes, net interest expense, gain or loss on extinguishment of long-term debt, net other income or expense, and depreciation and amortization expense. Non-cash gains and losses on equity investments are also added back if applicable. To arrive at our measure of Adjusted EBITDA, we exclude the gains and losses on disposition of assets, if any. In addition, we include realized losses from foreign currency exchange contracts not designated as hedging instruments and other than temporary loss on note receivable, which are excluded from EBITDA as a component of net other income or expense. We define free cash flow as cash flows from operating activities less capital expenditures, net of proceeds from sale of assets. We use EBITDA and free cash flow to monitor and facilitate internal evaluation of the performance of our business operations, to facilitate external comparison of our business results to those of others in our industry, to analyze and evaluate financial and strategic planning decisions regarding future investments and acquisitions, to plan and evaluate operating budgets, and in certain cases, to report our results to the holders of our debt as required by our debt covenants. We believe that our measures of EBITDA and free cash flow provide useful information to the public regarding our operating performance and ability to service debt and fund capital expenditures and may help our investors understand and compare our results to other companies that have different financing, capital and tax structures. Other companies may calculate their measures of EBITDA, Adjusted EBITDA and free cash flow differently from the way we do, which may limit their usefulness as comparative measures. EBITDA, Adjusted EBITDA and free cash flow should not be considered in isolation or as a substitute for, but instead are supplemental to, income from operations, net income, cash flows from operating activities, or other income or cash flow data prepared in accordance with GAAP. Users of this financial information should consider the types of events and transactions that are excluded from these measures.

Thank you


HELIX
XLS28

Helix
ENERGY SOLUTIONS